                                                                    Exhibit 99.1

For Immediate Release
FOR:                                           FROM:
Ameritrans Capital Corporation                 Gregory FCA Communications, Inc.
For more information Contact:                  For more information Contact:
Gary Granoff                                   Kathy Keyser
(212) 355-2449                                 (610) 642-8253

              AMERITRANS REPORTS SECOND QUARTER FISCAL 2004 RESULTS

New York, NY, February 18, 2004- Ameritrans Capital Corporations (NASDAQ: AMTC, AMTCP) reported financial results for the quarter ended December 31, 2003. For the company's second fiscal quarter, total investment income was $1.39 million compared to $1.59 million during the prior comparable period. Ameritrans reported a net loss available to common shareholders for the second quarter of fiscal 2004 of ($278,191) or ($0.14) per basic and diluted common share, versus net income of $174,912 or $0.09 per basic and diluted common share for the same period of fiscal 2003. The Company's net loan portfolio at December 31, 2003 was $53.2 million versus $56.9 million at December 31, 2002. Not included in the net loan portfolio for the period ended December 31, 2003 was $1.42 million of medallions owned which are represented through inter-company receivables from wholly-owned subsidiaries. The Company's net equity securities at December 31, 2003 was $1,043,379 versus $590,638 at December 31, 2002.

For the six months ended December 31, 2003, Ameritrans reported total investment income of $2.83 million, compared to $3.19 during the prior comparable period. Net loss available to common shareholders for the six months ended December 31, 2003 was ($480,964) or ($0.24) per basic and diluted common share, versus $397,268, or $0.20 for the six months ended December 31, 2002.

Commenting on the results, Gary C. Granoff, Ameritrans' president said, "Our second quarter was difficult due to the problems in our Chicago medallion loan program and the decreasing interest rate environment. Our dedicated team has made, and will continue to make significant headway in taking the steps necessary to return our company to profitability."

Ameritrans Capital Corporation is a specialty finance company engaged in making loans to and investments in small businesses. Ameritrans' wholly owned subsidiary Elk Associates Funding Corporation, was licensed by the United States Small Business Administration as a Small Business Investment Company (SBIC) in 1980. The company maintains its offices at 747 Third Avenue; 4th Floor; New York, NY 10017.

                                      # # #

THIS ANNOUNCEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PRESENTLY ANTICIPATED OR PROJECTED. AMERITRANS CAPITAL CORPORATION CAUTIONS INVESTORS NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS TO MANAGEMENT'S EXPECTATIONS ON THIS DATE.



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                AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31, 2003
                                                                 (UNAUDITED)      JUNE 30, 2003
                                                              -----------------   -------------
                                            ASSETS
Loans receivable............................................     $53,477,811       $55,306,678
Less: unrealized depreciation on loans receivable...........        (288,500)         (238,500)
                                                                 ===========       ===========
    Loans receivable, net...................................      53,189,311        55,068,178
Cash and cash equivalents...................................         474,538           498,669
Accrued interest receivable, net of unrealized depreciation
  of $394,500 and $691,000, respectively....................       1,107,404         1,321,591
Assets acquired in satisfaction of loans....................         854,189         1,142,189
Receivables from debtors on sales of assets acquired in
  satisfaction of loans.....................................         427,470           431,258
Equity securities...........................................       1,043,379           929,405
Property and leasehold improvements, net....................         446,298           173,100
Medallions -- See Note 2....................................       1,418,901                --
Prepaid expenses and other assets...........................         591,114           527,511
                                                                 -----------       -----------
  TOTAL ASSETS..............................................     $59,552,604       $60,091,901
                                                                 ===========       ===========
                           LIABILITIES AND TOTAL STOCKHOLDERS EQUITY
LIABILITIES
  Debentures payable to SBA.................................     $10,480,000       $ 9,200,000
  Notes payable, banks......................................      32,779,902        34,130,000
  Accrued expenses and other liabilities....................         541,251           485,710
  Accrued interest payable..................................         192,226           219,671
  Accrued dividend payable..................................          84,375            84,375
                                                                 -----------       -----------
  TOTAL LIABILITIES.........................................      44,077,754        44,119,756
                                                                 ===========       ===========
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
  Preferred stock 500,000 shares authorized, none issued or
    outstanding.............................................              --                --
  9 3/8% cumulative participating redeemable preferred stock
    $.01 par value, $12.00 face value, 500,000 shares
    authorized; 300,000 shares issued and outstanding.......       3,600,000         3,600,000
Common stock $.0001 par value: 5,000,000 shares authorized;
  2,045,600 shares issued, 2,035,600 outstanding............             205               205
Additional paid-in-capital..................................      13,869,545        13,869,545
Accumulated deficit.........................................      (1,678,689)       (1,197,725)
Accumulated other comprehensive income......................        (246,211)         (229,880)
                                                                 -----------       -----------
                                                                  15,544,850        16,042,145
Less: Treasury stock, at cost, 10,000 shares of common
  stock.....................................................         (70,000)          (70,000)
                                                                 -----------       -----------
  TOTAL STOCKHOLDERS' EQUITY................................      15,474,850        15,972,145
                                                                 -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDERS EQUITY.................     $59,552,604       $60,091,901
                                                                 ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                               THREE MONTHS ENDED   THREE MONTHS ENDED   SIX MONTHS ENDED    SIX MONTHS ENDED
                               DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003   DECEMBER 31, 2002
                               ------------------   ------------------   -----------------   -----------------
INVESTMENT INCOME
  Interest on loans
    receivable...............      $1,331,027           $1,543,557          $2,721,202          $3,094,557
  Fees and other income......          57,222               45,312             108,446              99,569
                                   ----------           ----------          ----------          ----------
    TOTAL INVESTMENT
      INCOME.................       1,388,249            1,588,869           2,829,648           3,194,126
                                   ----------           ----------          ----------          ----------
  OPERATING EXPENSES
  Interest...................         342,679              526,329             715,432           1,067,015
  Salaries and employee
    benefits.................         241,019              214,135             487,566             434,048
  Occupancy costs............          48,178               39,497              98,241              73,482
  Professional fees..........         241,999              147,786             354,882             262,371
  Miscellaneous
    administrative
    expenses.................         315,423              235,784             606,509             455,496
  Loss on assets acquired in
    satisfaction of loans,
    net......................           6,168                4,940              36,069              14,664
  Foreclosure expenses.......          53,902               41,985             263,532             120,171
  Write off and depreciation
    of interest and loans
    receivable...............         355,662              119,126             611,554             192,354
                                   ----------           ----------          ----------          ----------
    TOTAL OPERATING
      EXPENSES...............       1,605,030            1,329,582           3,173,785           2,619,601
                                   ----------           ----------          ----------          ----------
    OPERATING (LOSS)
      INCOME.................        (216,781)             259,287            (344,137)            574,525
                                   ----------           ----------          ----------          ----------
OTHER INCOME
  Rental income..............          23,712                   --              37,548                  --
  Gain on sale of
    securities...............              --                   --               5,665               2,976
                                   ----------           ----------          ----------          ----------
    TOTAL OTHER INCOME.......          23,712                   --              43,213               2,976
                                   ----------           ----------          ----------          ----------
    (LOSS) INCOME BEFORE
      INCOME TAXES...........        (193,069)             259,287            (300,924)            577,501
                                   ----------           ----------          ----------          ----------
INCOME TAXES.................             747                   --              11,290              11,483
    NET (LOSS) INCOME........        (193,816)             259,287            (312,214)            566,018
DIVIDENDS ON PREFERRED
  STOCK......................         (84,375)             (84,375)           (168,750)           (168,750)
    NET (LOSS) INCOME
      AVAILABLE TO COMMON
      SHAREHOLDERS...........      $ (278,191)          $  174,912          $ (480,964)         $  397,268
                                   ----------           ----------          ----------          ----------
WEIGHTED AVERAGE SHARES
  OUTSTANDING
  - Basic....................       2,035,600            2,035,600           2,035,600           2,035,600
                                   ==========           ==========          ==========          ==========
  - Diluted..................       2,035,600            2,035,600           2,035,600           2,035,600
                                   ==========           ==========          ==========          ==========
NET (LOSS) INCOME PER COMMON
  SHARE
                                   ==========           ==========          ==========          ==========
  - Basic....................      $    (0.14)          $     0.09          $    (0.24)         $     0.20
                                   ==========           ==========          ==========          ==========
  - Diluted..................      $    (0.14)          $     0.09          $    (0.24)         $     0.20
                                   ==========           ==========          ==========          ==========

   The accompanying notes are an integral part of these financial statements.